MercadoLibre, Inc. 8-K

Exhibit 99.1

Mercado Libre appoints new CFO

Montevideo, August 10, 2023 – MercadoLibre, Inc. (Nasdaq: MELI)—the leading technology company in e-commerce and financial services in Latin America—announced today the appointment of Martín de los Santos as its new CFO. The current CFO, Pedro Arnt, will leave his position to pursue new opportunities outside the company.

Marcos Galperin, CEO of Mercado Libre expressed: “I want to express my gratitude to Pedro for his leadership and contributions since he joined Mercado Libre 24 years ago. His human and professional guidance have left a significant mark on our entire team. We wish Pedro all the best in the next chapter of his professional life."

Galperin also stated: “I am excited to welcome Martin as the new CFO. Martin is an accomplished leader with a proven track record of driving transformational strategies in our Fintech, Consumer credits, Merchant Credits and Credit Card businesses and across Mercado Libre. He has solid experience leading new business development, strategic planning and oversight of investor relations. I am confident that his background and strong financial acumen make him the right leader to continue furthering Mercado Libre’s strong growth and achieve our financial goals long-term".

Most recently, Martín de los Santos was Senior Vice President of the Credits division, a business unit that he launched and scaled over the last 7 years. With a solid track record in the financial markets, Martín de los Santos held various positions since he joined the company in 2008. He joined the Management Team as Vice President of Corporate Development, Treasury and Investor Relations between 2013 and late 2015, when he moved to develop our Credits business. Prior to joining the Company, Mr. de los Santos was Chief Financial Officer of Vostu, a gaming company and previously worked for Impsa, Goldman Sachs and McKinsey. Mr. de los Santos has an MBA from Stanford University and a Bachelor of Science from the University of North Carolina at Chapel Hill.

Andrés Anavi, Senior Vice President at Mercado Pago, succeeds de los Santos as SVP of Mercado Crédito, demonstrating the company’s capacity to promote in-company growth and development. Mr. Anavi, who joined Mercado Libre in 2021, was previously a Managing Director and Partner at Boston Consulting Group and held positions at Citigroup and Goldman Sachs. Anavi holds an MBA from Harvard Business School and a Bachelor's degree in Economics from Universidad de San Andres.

About Mercado Libre

Founded in 1999, MercadoLibre, Inc (NASDAQ: Meli) is the leading company in e-commerce technology and digital financial services in Latin America, with operations in 18 countries. It offers a complete ecosystem of solutions for individuals and businesses to buy, sell, advertise, obtain credit and insurance, collect, send money, save, and pay for goods and services both online and in physical stores. Mercado Libre looks to democratize commerce and financial services in Latin America, a market that offers great opportunities and high growth potential. It uses world-class technology to create intuitive solutions tailored to the local culture in order to transform the lives of millions of people in the region. More information at http://investor.mercadolibre.com/

Forward-Looking Statements

Any statements herein regarding MercadoLibre, Inc. that are not historical or current facts are forward-looking statements. These forward-looking statements convey MercadoLibre, Inc.’s current expectations or forecasts of future events. Forward-looking statements regarding MercadoLibre, Inc. involve known and unknown risks, uncertainties and other factors that may cause MercadoLibre, Inc.’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors,” “Forward-Looking Statements” and “Cautionary Note Regarding Forward-Looking Statements” sections of MercadoLibre, Inc.’s annual report on Form 10-K for the year ended December 31, 2022, and any of MercadoLibre, Inc.’s other applicable filings with the Securities and Exchange Commission. Unless required by law, MercadoLibre, Inc. undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date hereof.